UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 17, 2016


                           FIRST AMERICAN SILVER CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                     000-54327                    98-0579157
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1 Nachal Maor, Suite 2, Ramat Bet Shemesh, Isreal                  99623
     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code 775-287-1664

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICER

Effective March 17, 2016, Mark Radom resigned as president, chief executive officer, secretary, treasurer and as a director of our company. Mr. Radom's resignation was not the result of any disagreements with our company regarding our operations, policies, practices or otherwise.

Concurrently with the resignation of Mr. Radom, Brian Goss was appointed as our president, chief executive officer secretary, treasurer and as the sole director of our board of directors. There is no understanding or arrangement between Mr. Goss and any other person pursuant to which Mr. Goss was selected as a director. Mr. Goss does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

BRIAN GOSS -  PRESIDENT,  CHIEF  EXECUTIVE  OFFICER,  SECRETARY,  TREASURER  AND
DIRECTOR

Mr. Goss brings several years of expertise to our company. He has acted as a director and officer of Lithium Corp. since 2014. Mr. Goss served as president, chief executive officer, chief financial officer, treasurer and a director of Graphite Corp. July 9, 2012 through August 12, 2014. Mr. Goss graduated from Wayne State University with a Bachelor of Science Degree in Geology in 2003. Mr. Goss worked the 2002-2003 field seasons for Kennecott Exploration during the early exploration stages of the Eagle Project, a Duluth Type high grade nickel and copper deposit in Michigan's Upper Peninsula. At the end of 2003, he moved to Northeast Nevada to explore for Carlin Type gold deposits. From 2004-2007, he worked as a staff geologist for Cameco Corporation, and subsequently in its spin out company, Centerra Gold Inc., on the REN deposit where the exploration team drilled deep exploration holes using pre-collars with core tails to contribute to the expansion of the +1 million ounce gold deposit that was subsequently taken over by Barrick Gold. Mr. Goss also held several other project geologist positions before founding Rangefront Geological in early 2008. Mr. Goss has built Rangefront into a premier geological services company that caters to a large spectrum of clients in the mining and minerals exploration industries.

Our company believes that Mr. Goss' professional background experience give him the qualifications and skills necessary to serve as a director and officer of our company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN SILVER CORP.


/s/ Brian Goss
--------------------------------------------------------
Brian Goss
President, Chief Executive Officer, Secretary, Treasurer
and Director

Date: March 22, 2015

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